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                                 PROMISSORY NOTE

November 1, 1995                                       $750,0000.00
New York, New York

          FOR VALUE RECEIVED, CHAPARRAL RESOURCES, INC. a Colorado corporation with offices at 621 Seventeenth Street, Suite 1301, Denver, Colorado 80293 ("Maker"), DOES HEREBY PROMISE to pay to the order of BRAE GROUP, INC., a Delaware corporation ("Payee"), the principal amount (the "Principal Amount") of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00), together with interest thereon at the rate equal to the lower of (i) eight percent (8%) per annum, or
(ii) the highest rate permitted by applicable law, from the date hereof to and including the day on which the indebtedness evidenced by this Promissory Note (this "Note") is paid in full.

          The following additional terms shall govern this Note:

     1. The entire Principal Amount of and accrued and unpaid interest on this Note shall be due and payable on the day (the "Repayment Date") which shall be the earlier to occur of:

             (i) the third business day following the receipt by Maker of any proceeds from (A) the sale or issuance after the date hereof, by Maker, of Maker's equity securities (including without limitation any securities convertible into or exchangeable for Maker's equity securities), whether in one or more public or private transactions, or
          (B) any debt financing provided or guaranteed by the Overseas Private Investment Corporation or other governmental or quasi-governmental organization or entity, or any combination of (A) or (B), above ( each, a "Financing"), provided, that in the event that the proceeds of any such Financing is less than the amount then due on this Note, then the amount of principal and interest that becomes due by operation of this clause (i) shall be limited to the amount of such proceeds and this clause (i) shall remain in effect with respect to each subsequent Financing; or

             (ii)  April 30, 1997.

     2. Interest and principal in respect of this Note shall be paid in lawful currency of the United States, in immediately available funds, at the principal executive offices of Payee, 333 Clay Street, Suite 4500, Houston, Texas 77002, or at such other place as Payee may designate in a written notice to Maker.




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     3.   All interest hereunder shall be computed on the basis of the actual number of days elapsed over a year of 360 days and shall be payable monthly in arrears on the first day of each month beginning December 1, 1995.

     4. (a) As additional consideration for the loan evidenced by this Note, Maker shall issue to Payee warrants (the "Initial Warrants") to purchase for $0.25 per share, 500,000 shares of Maker's common stock, exercisable at any time and from time to time not later than October 30, 1998.

          (b) In the event that this Note has not been repaid in full (including principal and accrued interest) on or before April 30, 1996, Maker shall issue to Payee additional warrants to purchase for $0.25 per share, 100,000 shares of Maker's common stock (subject to adjustment in the manner provided in subsection (d) of this Section 6), exercisable at any time and from time to time not later than April 30, 1999.

          (c) In the event that this Note has not been repaid in full (including principal and accrued interest) on or before October 30, 1996, Maker shall issue to Payee additional warrants to purchase for $0.25 per share, 200,000 shares of Maker's common stock (subject to adjustment in the manner provided in subsection (d) of this Section 6), exercisable at any time and from time to time not later than October 30, 1999.

          (d) The warrants issuable to Payee pursuant to this Section 4 (the "Warrants") shall be on such other terms and in such form (including representations, warranties and covenants) as shall be acceptable to Payee in Payee's sole discretion. Without limiting the generality of the foregoing, the terms of such Warrants shall include (i) economic dilution provisions such that in the event that any shares of Maker's common stock, or securities exchangeable for or convertible into common stock, are issued for a price of less than $0.25 per share, the exercise price of the Warrants shall be proportionately decreased and the number of shares issuable under such Warrants shall be increased accordingly and also provisions for adjustment for stock splits, stock dividends, reverse stock splits and similar changes; and (ii) registration rights permitting Payee (or its assigns) to participate in any future registrations of Maker's common stock ("piggyback" registration rights) and permitting Payee (or its assigns) not less than one demand registration. With respect to such registration rights, it is understood and agreed that in the event that not later than September 30, 1996, Maker completes a private offering of its equity securities in which Maker raises gross proceeds of not less than $1,000,000 and in which the purchasers are granted registration rights , Payee's registration rights with respect to shares issuable under the Warrants shall be substantially the same as the most favorable rights granted to purchasers in the private placement rather than the registration rights set forth above; PROVIDED, HOWEVER, that the exercise of Payee's registration rights shall not be subject to any requirement that any other holders of registration rights join Payee in

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any request to participate in or to demand a registration, and any participation in or demand for a registration by any other holder of registration rights shall not affect Payee's right to participate in or demand a registration on any future occasion.

     5. Not later than December 31, 1995 (unless prior to such date this Note shall have been paid in full), Maker shall take such actions or cause such actions to be taken as may be required (including without limitation any increase in the number of directors comprising Maker's board of directors) to cause Howard Karren, Peter G. Dilling and James A. Jeffs to be elected, and until this Note is paid in full, re-elected, as directors of Maker and to cause Howard Karren to be elected and re-elected as Chairman of the board of directors; provided, however, that if any or all of such persons declines, or ceases to serve as a director of Maker, until this Note is paid in full Payee may designate one or more (as the case may be) nominees to serve as director(s) of Maker in place of such person or persons, and until this Note is paid in full, Maker shall take such actions or cause such actions to be taken as may be required to cause such nominee or nominees to be elected or re-elected (as the case may be) as director(s) of Maker.

     6. In the event that either the Warrants to be issued to Payee pursuant to Section 4 hereof are not issued (i) in the case of the Initial Warrants, not later than November 30, 1995, and (ii) in the case of the remaining Warrants, not later than thirty (30) days following the respective dates set forth in such
Section 4 as the dates on which such Warrants are to be issued, and in each case on such terms and in such form as may be acceptable to Payee in Payee's sole discretion, then notwithstanding the provisions of Section 1 hereof, this Note shall automatically and without any further notice or action on the part of Maker or Payee, become a demand note and shall upon written demand made by Payee to Maker become immediately due and payable.

     7. The obligations of Maker hereunder are absolute and unconditional and payment of the Principal Amount and all interest accrued thereon shall not be subject to any defense, counterclaim or right of set-off.

     8. Maker represents, warrants, covenants and agrees with Payee as follows:

          (a) From and after the date of this Note and until this Note has been satisfied in full, Maker will furnish to Payee such reports and other information with respect to Maker, Maker's business and Maker's financial condition as Payee may from time to time request.

          (b) This Note has been duly authorized by all necessary corporate action on the part of Maker. This Note has been duly executed and delivered by Maker and constitutes the valid and binding agreement of Maker, enforceable


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against Maker in accordance with its terms, except as the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and to general principles of equity.

Maker and constitutes the valid and binding agreement of Maker, enforceable against Maker in accordance with its terms, except as the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and to general principles of equity.

          (c) Neither the execution and delivery by Maker of this Note, nor the consummation by Maker of the transactions contemplated hereby, nor compliance by Maker with any of the provisions hereof will (i) violate or conflict with any provision of the Certificate or Articles of Incorporation or By-laws of the Maker, (ii) result in a violation of any order, writ, injunction, decree, judgment, ruling, law, rule, or regulation, of any court or governmental authority, applicable to Maker, (iii) result in the breach of or otherwise affect any of the terms, conditions, or provisions of, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, contract, agreement, or other instrument or commitment or obligation of Maker, or (iv) require any consent, approval, or authorization of, or notice to, or declaration, filing, or registration with, any governmental or regulatory authority or any other person, except for such consents, approvals, authorizations, notices, declarations, filings or registrations which have been obtained, given or made, as the case may be, and which are unconditional and in full force and effect.

     (d) Maker is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and is qualified to do business in the jurisdictions where the nature of its business or properties makes such qualification necessary. Maker has all requisite corporate power and authority to own, operate, and lease its properties and to carry on its business as now being conducted.

    (e) As of the date hereof, there are issued and outstanding not more than 22,400,000 shares of Maker's common stock (including as if issued shares issuable under outstanding warrants, options, convertible debt and other securities and rights convertible into or exchangeable for Maker's equity securities) and such shares are the only shares of Maker's equity securities of any class or series that are issued and outstanding on the date hereof.

     9. The following shall constitute an "Event of Default" within the meaning of this Note:

          (a) Maker shall fail or refuse to make any payment of principal or interest with respect to this Note when the same shall become due; or

          (b) Any of the representations or warranties of Maker made or deemed to be made in this Note or in any written agreement between Maker and Payee (including without limitation the Warrants) shall prove to have been false or misleading in any material respect when so made or deemed to be made; or

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          (c)  Maker shall default in the due observance or performance of any of the covenants or conditions contained in this Note or in respect of any of its obligations under the terms of any written agreement between Maker and Payee (including without limitation the Warrants) and such default shall continue for 10 days following written notice thereof to Maker; or

          (d) an event shall occur which constitutes, or, upon the sending of notice or the passage of time or both, would constitute, a breach or default with respect to the payment of principal or interest under any other indebtedness of Maker; or

          (e) an event shall occur which constitutes a breach of default (after any applicable grace periods), other than with respect to the payment of principal or interest, under any other indebtedness of Maker; or

          (f) an event shall occur which constitutes a breach or default (after any applicable grace periods) under the terms of any agreement or instrument between Maker and any third party as a result of which Maker is rendered liable for an amount in excess of $25,000 or giving such third party rights of acceleration or similar rights (whether or not exercised) with respect to any indebtedness in an amount in excess of $25,000; or

          (g) Maker shall make a general assignment for the benefit of its creditors, the adjudication in bankruptcy of the Maker, or the filing of a voluntary petition by the Maker under any of the provisions of the United States Bankruptcy Code; the filing of any answer or other pleading admitting the material allegations of any petition filed against the Maker in any bankruptcy, insolvency or other such proceeding; the filing of a petition against the Maker under any of the provisions of any bankruptcy laws of the United States or similar laws of any jurisdiction and the failure of such petition to be dismissed within thirty days; or the petition for, or the appointment of, or possession by, a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Maker or any substantial part of its properties or assets.

     10. In the event of the occurrence of an Event of Default described in paragraphs (a), (b), (c), (d), (e), or (f) of Section 9 hereof, Payee may, by notice in writing to Maker, declare the principal of this Note and all interest accrued thereon to be immediately due and payable; and in the event of the occurrence of an Event of Default described in paragraph (g) of Section 9 hereof, the principal of this Note and all interest accrued thereon shall automatically become immediately due and payable, in each case without presentment, demand, protest or any notice of any kind, all of which are hereby waived.

     11. Maker shall pay all out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by Payee in connection with the


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enforcement of Payee's rights hereunder and under any documents or agreements entered into between Maker and Payee in connection herewith.

     12. This Note shall remain in full force and effect and continue to be effective should any petition be filed by or against Maker for liquidation or reorganization, should Maker become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Maker's assets, and shall continue to be effective or be reinstated, if at any time payment and performance of Maker's obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of Maker's obligations hereunder, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, Maker's obligations hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     13. This note shall in all respects be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. This Note may not be altered or amended, except by a writing duly signed by the party against whom such alteration or amendment is sought to be enforced.

     14. From and after the date of this Note, the outstanding Principal Amount may be prepaid by Maker, in whole or in part, on written notice from Maker to Payee specifying the date of prepayment ("Prepayment Date"), which shall be no less than two (2) business days from the date of notice. On the Prepayment Date, upon receipt of the original Note, Maker shall pay to Payee the Principal Amount to be prepaid plus accrued and unpaid interest thereon to and including the prepayment Date. In the event of a prepayment hereunder of less than the entire Principal Amount then outstanding, then promptly upon such partial prepayment, Maker shall issue and deliver to Payee a new Note, of like tenor hereto, equal in principal amount to the unpaid Principal Amount of this Note.

     15. Any waiver by Payee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Payee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Payee, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. In the event of any litigation with respect to this Note,

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Maker hereby waives (to the extent permitted by law) the right to trial by jury.

     16. This Note and all obligations of Maker hereunder shall be binding upon the successors and assigns of Maker, and shall, together with the rights and remedies of Payee hereunder, inure to the benefit of Payee, and its successors and assigns.

     17. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     18. This Note and all obligations of Maker hereunder shall be binding upon the successors and assigns of Maker, and shall, together with the rights and remedies of Payee hereunder, inure to the benefit of Payee, and its successors and assigns.

     19. Maker hereby agrees that it will execute and deliver to Payee any and all documents, in addition to those expressly provided for in this Note, all in form and substance satisfactory to Payee in Payee's sole discretion, that may be reasonably necessary or appropriate to carry out the purposes of this Note and the transactions contemplated hereby.

     20. Maker hereby waives presentment for payment, demand, notice of dishonor, notice of protest and protest and diligence in taking any action to collect amounts due hereunder.

     21. All notices and other communications to be given or made hereunder shall be mailed by first class registered or certified mail, postage prepaid, or sent via Federal Express or similar overnight courier service, to the Maker or Payee, as the case may be, at such address as may have been furnished to the other party in writing by such addressee. Either party may by written notice to the other change the address to which notices and other communications should be sent.


                                   CHAPARRAL RESOURCES, INC.



                                   By:/s/ Paul V. Hoovler
                                      ---------------------------------
                                      Name:  Paul V. Hoovler
                                      Title:    President












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